UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 8.01                      Other Events.

On September 17, 2008, at 3:30 pm Eastern Time, the Company participated in the CL King Best Ideas Conference during which Patrick Lavelle, President and Chief Executive Officer and Michael Stoehr, Chief Financial Officer provided updates on the Company’s operations.  The Company issued a press release on September 10, 2008 announcing this web cast.  In addition, the web cast and the slide presentation which accompanied it are currently available on the Company’s website, http://www.audiovox.com under the heading “Investor Relations – Presentations” tab.

The information furnished under Item 8.01, including Exhibits 99.1,  shall not be deemed to be filed for the  purposes  of  Section  18 of the Securities  Exchange Act of 1934, as amended,  and will not be  incorporated  by reference  into any  registration  statement  filed under the  Securities Act of 1933, as amended,  unless specifically  identified therein as being incorporated therein by reference.

Exhibits

Exhibit No.           Description

99.1            Press Release, dated September 10, 2008, relating to Audiovox Corporation's participation in the CLKing Best Ideas Conference to be held on September 17, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATON
(Registrant)

Date: September 18, 2008                                                                     ___________________________________
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer